UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 17, 2008 (January 16, 2008)

Analysts International Corporation
(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3601 West 76th Street, Minneapolis, Minnesota	55435-3000
(Address for principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 835-5900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)            On January 17, 2008, the Compensation Committee of Analysts International Corporation (the “Company”) granted Robert E. Woods an option to acquire 250,000 shares of the Company’s common stock at the closing price on the date of grant and pursuant to the Company’s 2004 Equity Incentive Plan.  The grant was made in connection with Mr. Woods’ appointment as Senior Vice President, General Counsel and Secretary and pursuant to the terms of Mr. Woods’ previously disclosed employment agreement.  The share price for exercise of the option is $1.29 per share.  One-quarter of the option vested immediately, and the remainder vests ratably on an annual basis over the next three years.  Unvested portions of the option would vest immediately if a change in control event (as defined in Mr. Woods’ Change of Control Agreement with the Company) occurs on or after May 1, 2009.

The foregoing description of the terms of the option granted to Mr. Woods is merely intended to be a summary of the stock option and is qualified in its entirety by reference to the Incentive Stock Option Agreement – Analysts International Corp. 2004 Equity Incentive Plan, which is attached to this Current Report as Exhibit 10.1, and Mr. Woods’ Change of Control Agreement, referenced as Exhibit 10.2 to this Current Report and attached as Exhibit 10.3 to the Company’s Current Report filed on January 8, 2008, and incorporated by reference as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description

10.1	Incentive Stock Option Agreement – Analysts International Corp. 2004 Equity Incentive Plan between the Company and Robert E. Woods dated January 16, 2008.

10.2
Change of Control Agreement between Analysts International Corporation and Robert E. Woods dated January 3, 2008 (Exhibit A to Employment Agreement) (Exhibit 10.3 to Current Report on Form 8-K filed January 8, 2008, Commission File No. 0-4090, incorporated by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 17, 2008	ANALYSTS INTERNATIONAL CORPORATION

/s/ David J. Steichen
David J. Steichen
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Incentive Stock Option Agreement – Analysts International Corp. 2004 Equity Incentive Plan between the Company and Robert E. Woods dated January 16, 2008.

10.2
Change of Control Agreement between Analysts International Corporation and Robert E. Woods dated January 3, 2008 (Exhibit A to Employment Agreement) (Exhibit 10.3 to Current Report on Form 8-K filed January 8, 2008, Commission File No. 0-4090, incorporated by reference).